Exhibit 10.23

AMENDMENT TO THE AGREEMENT
BETWEEN

Fiserv Solutions, Inc.	AND	West Bank
d/b/a Fiserv-Des Moines		1601 22nd Street
4400 Westown Parkway		West Des Moines
West Des Moines, IA 50265		IA 50266- 6751
Regency West 7

AMENDMENT dated as of August 29, 2008 (“Amendment”) between Fiserv Solutions, Inc., a Wisconsin corporation with offices located at 4400 Westown Parkway, Regency West 7, West Des Moines, Iowa 50266 (“Fiserv”), and West Bank, a state chartered financial institution, with offices located at 1601 22nd Street, West Des Moines, Iowa 50265 (“Client”), to the Agreement dated March 17, 1997 between Fiserv and Client (as amended through the date hereof, collectively the “Agreement”).

WHEREAS, Fiserv and Client entered into the Agreement for Fiserv’s provision of Account Processing, Item Processing, and related services to Client; and

WHEREAS, Fiserv and Client wish to amend the Agreement.

NOW, THEREFORE, Fiserv and Client hereby agree as follows:

1. Term. The initial term of the Agreement is extended through July 31, 2013. All renewal provisions shall remain unchanged.

2. Fees for Fiserv Services. Fees for products and services provided, beginning August 1, 2008 shall be discounted 20% (twenty percent) for the term of this agreement. This discount will not apply to pass-thru items and future new products and services.

3. Other Concessions. Fiserv will waive the monthly costs for existing Account and Item Processing services (pass-thru and telecom not included) for 5 (five) months beginning August 1, 2008 through December 31, 2008.

4. Amendment. This Amendment is intended to be a modification of the Agreement. Except as expressly modified herein, the Agreement shall remain in full force and effect. In the event of a conflict between the terms of this Amendment and the Agreement, this Amendment shall control.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the date indicated below.

West Bank		Fiserv Solutions, Inc.
d/b/a Fiserv-Des Moines
By:	/s/ Thomas Stanberry	By:	/s/ Craig Marvin
Name:	Thomas Stanberry	Name:	Craig Marvin
Title:	Chairman & CEO	Title:	President & CEO
Date:	August 29, 2008	Date:	August 29, 2008

All pricing as set forth under this amendment will expire unless executed by both parties to the agreement by September 12, 2008.

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